SELIGMAN

                                --------o--------
                                     QUALITY
                                --------o--------

                                    MUNICIPAL
                                   FUND, INC.




                               [Graphic Omitted]



                                 [Logo Omitted]

                              THIRD QUARTER REPORT
                                 JULY 31, 2000

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TO THE STOCKHOLDERS

For the three months ended July 31, 2000, Seligman Quality Municipal Fund delivered a total return of 3.92% based on market price, and 4.40% based on net asset value. The Fund's yield on July 31, 2000, based on market price, was 6.62%. For investors in higher tax brackets, the Fund may be a particularly attractive choice -- at period-end, it offered a taxable equivalent yield of 10.67%, based on a federal tax bracket of 39.6%.

    During this time, the US economy continued to expand, and the Federal Reserve Board continued to worry that the strength of the economy could trigger inflation. Within this three-month period, the Fed held two meetings. At the first one on May 16, it raised the federal funds rate by a relatively aggressive 50 basis points. However, at its June meeting, it seemed to have gained more confidence that the economy was slowing, and left rates unchanged. The Fed's most recent meeting was held on August 22, and it again voted to leave rates unchanged.

    Signs that the economy was slowing benefited the bond markets. At the beginning of the three-month period, the 10-year US Treasury note was yielding 6.26%; by the end of the period, it was yielding 6.03% -- a decrease of 23 basis points. Municipal bonds benefited from the lower interest rate environment, and from a significant slowdown in new municipal supply.

    Looking ahead, we believe the Fed's restrictive policy actions of the past year will ultimately be successful in keeping inflation at bay. While there may be more tightening moves by the Fed before the year is over, the eventual economic cooling should place some downward pressure on interest rates, which would be positive for fixed-income securities.

    In addition to our favorable outlook for interest rates, we believe that the fundamentals underlying the municipal market are strong, allowing it to continue to deliver positive performance. For higher-income investors, we believe that municipal bonds remain a particularly attractive choice.

    Seligman Quality Municipal Fund's 2000 annual meeting took place on May 18, 2000, in Pasadena, California. All proposals set forth in the proxy you received earlier in the year were passed. For complete results of the vote, please refer to page 7.

    Thank you for your continued support of Seligman Quality Municipal Fund. We look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's performance history and financial statements, including a portfolio of investments, follows this letter.

By order of the Board of Directors,

/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman


                                                         /s/ THOMAS G. MOLES
                                                         --------------------
                                                             Thomas G. Moles
                                                                 President

September 1, 2000

                                                                               1

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INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN QUALITY MUNICIPAL FUND DURING THE THREE MONTHS ENDED JULY 31, 2000?

[Graphic Omitted]

Seligman Municipals Team: (standing from left) Audrey Kuchtyak, Theresa Barion, Debra McGuinness, (seated from left) Eileen Comerford, Thomas G. Moles (Portfolio Manager)

    The past three months were positive for the fixed-income markets, including the municipal bond market. Investor sentiment improved considerably during the period as economic reports indicated that the pace of growth was slowing and inflation remained stable. The Federal Reserve Board's decision in June to leave the federal funds rate unchanged further reinforced the market's conviction that the economy was cooling. After a brief uptick in yields in early May, long-term municipal yields moved steadily lower throughout the period, resulting in favorable investment results for Seligman Quality Municipal Fund. The municipal market's strong performance was due primarily to a sharp slowdown in municipal issuance. Year-to-date, municipal volume is 20% lower than for the same period last year. Among many individual states, the falloff in issuance has been substantial, resulting in a relative scarcity of bonds. Prices for municipal bonds in states with supply shortages have appreciated more than the overall market.

   The sharp decline in municipal issuance was due primarily to the higher interest rate environment, which increased the cost of borrowing for municipal issuers, and resulted in the strong economy producing tax revenues above estimates. As long as interest rates continue their downward trend, municipal supply should improve. However, it is unlikely that municipal issuance will increase dramatically. The unprecedented prosperity of the past decade has improved the financial status of the nation's states and municipalities, and has lessened the need for projects financed through municipal bond offerings.

WHAT WAS YOUR STRATEGY DURING THIS TIME?

   Seligman Quality Municipal Fund's investment strategy reflected our positive outlook for the economy and interest rates. During the period, we favored long-term insured bonds. Long-term bonds now offer the highest yields and the greatest potential for price appreciation if interest rates decline. (Conversely, when interest rates rise, long-term bonds will depreciate more in price than shorter-maturity bonds.)

   Transportation bonds remain Seligman Quality Municipal Fund's largest sector, followed by water and sewer bonds. The water and sewer sector posted the strongest performance for the past three months, followed by the education sector and the transportation sector. Health care is Seligman Quality Municipal Fund's smallest sector, with holdings currently limited to a single insured, AAA-rated hospital bond. The health care industry has been experiencing financial difficulties, primarily as a result of government

2

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INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

cutbacks and the growth of managed care. Over the past few years, a significant percentage of health care issuers have experienced rating downgrades, and many remain vulnerable to further credit deterioration.

WHAT IS YOUR OUTLOOK?

   The Federal Reserve Board is expected to leave monetary policy unchanged, at least through the presidential election in November. While the Fed has not yet declared victory in the war on inflation, it has lately indicated a willingness to adopt a wait-and-see approach. We anticipate a period of stability in the municipal bond market and a continuation of the positive fundamentals which have resulted in Seligman Quality Municipal Fund's favorable performance during this past fiscal quarter. Further, we expect demand for municipal securities, which includes Seligman Quality Municipal Fund, to remain strong due to a combination of attractive yields, market stability, and lackluster equity market returns.








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INVESTMENT RESULTS PER COMMONSHARE


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TOTAL RETURNS*
FOR PERIODS ENDED JULY 31, 2000

                                                          AVERAGE ANNUAL
                                                  ------------------------------
                                                                        SINCE
                             THREE      NINE        ONE     FIVE      INCEPTION
                            MONTHS     MONTHS      YEAR     YEARS     11/29/91
                            ------     ------      -----    -----     --------
      Market Price**        3.92%      10.29%      0.07%    4.66%       4.80%
      Net Asset Value**     4.40        7.69       3.65     6.16        7.37

PRICE PER SHARE

                        July 31, 2000  April 30, 2000  January 31, 2000  October 31, 1999
                        -------------  --------------  ----------------  ----------------
      Market Price         $11.6875        $11.4375          $11.4375          $11.4375
      Net Asset Value       13.52           13.17             12.86             13.55

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE NINE MONTHS ENDED JULY 31, 2000

                                                       CAPITAL GAIN
                                            ------------------------------------
                        DIVIDENDS PAID+       PAID       REALIZED    UNREALIZED
                        ---------------     -------      --------    -----------
                           $0.581            $0.285       $0.068       $0.178++

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on current market price at July 31, 2000, was 6.62%, which is equivalent to a taxable yield of 10.67% based on the maximum federal tax rate of 39.6%.

         -------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  *Returns for periods of less than one year are not annualized.

 **These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

  +Preferred Stockholders were paid dividends at annual rates ranging from 3.70% to 5.80%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders is taxable as ordinary income.

 ++Represents the per share amount of net unrealized appreciation of portfolio securities as of July 31, 2000.

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4

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PORTFOLIO OF INVESTMENTS (unaudited)                               JULY 31, 2000

-------------------------------------------------------------------------------------------------------------------
                             FACE                                                           RATINGS
STATE                       AMOUNT                   MUNICIPAL BONDS                      MOODY'S/S&P  MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
ALABAMA -- 4.6%           $5,000,000   Jefferson County Sewer Rev. (Capital Improvement
                                        Warrants), 5.125% due 2/1/2039 ...................  Aaa/AAA     $ 4,461,550
ALASKA -- 2.8%             2,000,000   Alaska Energy Authority Power Rev. (Bradley Lake
                                        Hydroelectric Project), 6% due 7/1/2021 ..........  Aaa/AAA       2,115,560
                             630,000   Alaska Housing Finance Corporation (Collateralized
                                        Veterans' Mortgage Program), 6.50% due 6/1/2034 ..  Aaa/AAA         639,702
CALIFORNIA -- 13.8%        4,000,000   Foothill/Eastern Transportation Corridor Agency
                                        Toll Road Rev., 5.75% due 1/15/2040 ..............Baa3/BBB-       3,837,160
                           5,000,000   San Diego Public Facilities Financing Authority
                                        Sewer Rev., 5% due 5/15/2029 .....................  Aaa/AAA       4,593,150
                           5,000,000   San Francisco City and County Airports Commission
                                        Rev. (International Airport), 5.80% due 5/1/2021*.  Aaa/AAA       5,043,900
HAWAII -- 1.9%             1,750,000   Hawaii State Airports System Rev., 7% due 7/1/2020*  Aaa/AAA       1,817,305
ILLINOIS -- 4.5%           5,000,000   Illinois Educational Facilities Authority Rev.
                                        (University of Chicago), 5.125% due 7/1/2038 .....   Aa1/AA       4,429,750
KANSAS -- 3.2%             3,000,000   Burlington Pollution Control Rev. (Kansas Gas and
                                        Electric Company Project), 7% due 6/1/2031 .......  Aaa/AAA       3,113,100
LOUISIANA -- 1.0%            855,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Southern Baptist Hospitals, Inc. Project),
                                        8% due 5/15/2012+ ................................   NR/AAA         994,793
MASSACHUSETTS -- 7.5%      4,000,000   Massachusetts Health & Educational Facilities
                                        Authority Rev. (New England Medical Center),
                                        6.625% due 7/1/2025 ..............................  Aaa/AAA       4,202,000
                           3,000,000   Massachusetts Housing Finance Agency Rev.
                                        (Residential Development), 6.875% due 11/15/2021..  Aaa/AAA       3,138,690
MINNESOTA -- 0.5%            500,000   Minneapolis-St. Paul Metropolitan Airports
                                        Commission Rev., 5.75% due 1/1/2032 ..............  Aaa/AAA         503,085
MISSOURI -- 3.4%           3,250,000   Missouri Housing Development Commission Rev.
                                        (Single Family Mortgage), 6.375% due 9/1/2031* ...   NR/AAA       3,305,055
MONTANA -- 5.6%            2,220,000   Forsyth Pollution Control Rev. (Puget Sound
                                        Power & Light Co.), 7.25% due 8/1/2021* ..........  Aaa/AAA       2,310,931
                           1,620,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due 6/1/2020+ .............................  Aaa/AAA       1,683,018
                             845,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due 6/1/2020+ .............................  Aaa/AAA         877,870
                             535,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due 6/1/2020+ .............................  Aaa/AAA         555,811
NEW YORK -- 13.1%          3,000,000   Metropolitan Transportation Authority Rev.
                                        (Commuter Facilities), 6.10% due 7/1/2026o .......  Aaa/AAA       3,269,970


------------------------
See footnotes on page 6.

                                                                               5

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PORTFOLIO OF INVESTMENTS (unaudited) (continued)                   JULY 31, 2000

-------------------------------------------------------------------------------------------------------------------
                             FACE                                                           RATINGS
STATE                       AMOUNT                   MUNICIPAL BONDS                      MOODY'S/S&P  MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
NEW YORK (continued)      $2,105,000   New York City GOs, 6.25% due 4/15/2027 ...........     A3/A-     $ 2,180,001
                           5,000,000   New York City Municipal Water Finance Authority
                                        (Water & Sewer System Rev.), 5.75% due 6/15/2026.   Aaa/AAA       5,012,150
                           2,125,000   New York State Thruway Authority General Rev.,
                                        6% due 1/1/2025o ................................   Aaa/AAA       2,279,126
PENNSYLVANIA -- 10.0%      2,500,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.80% due 1/1/2010* .....   Aaa/AAA       2,605,900
                           2,000,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.625% due 1/1/2022* ....   Aaa/AAA       2,070,800
                           5,000,000   Philadelphia Airport Rev., 6.10% due 6/15/2025* ..   Aaa/AAA       5,078,550
SOUTH CAROLINA -- 2.4%     2,250,000   South Carolina Ports Authority Rev.,
                                        6.75% due 7/1/2021*+ ............................   Aaa/AAA       2,339,303
TEXAS -- 4.6%              1,000,000   Houston Water & Sewer Systems Rev.,
                                        6.125% due 12/1/2015o ...........................   Aaa/AAA       1,069,380
                           2,000,000   Matagorda County Navigation District No. 1
                                        Pollution Control Rev. (Central Power and Light
                                        Co. Project), 6.125% due 5/1/2030* ..............   Aaa/AAA       2,036,160
                           1,315,000   Texas State Veterans' Housing Assistance GOs,
                                        6.80% due 12/1/2023* ............................    Aa1/AA       1,364,694
VIRGINIA -- 5.8%           2,500,000   Pocahontas Parkway Association Toll Road Rev.
                                        (Route 895 Connector), 5.50% due 8/15/2028 ...... Baa3/BBB-       2,047,250
                           3,500,000   Virginia Housing Development Authority (Multi-
                                        Family Housing), 7% due 11/1/2012 ...............   Aa1/AA+       3,649,100
WASHINGTON -- 8.0%         2,000,000   Chelan County Public Utility District No. 001
                                        (Chelan Hydro Consolidated System Rev.),
                                        5.25% due 7/1/2033* .............................   Aaa/AAA       1,776,940
                             860,000   Douglas County Public Utility District No. 1
                                        (Wells Hydroelectric Rev.), 7.80% due 9/1/2018* .   Aa3/AA-         879,049
                           5,000,000   King County Sewer GOs, 6.125% due 1/1/2033 .......   Aaa/AAA       5,100,200
WISCONSIN -- 4.3%          4,000,000   Wisconsin Housing & Economic Development
                                        Authority Housing Rev., 6.85% due 11/1/2012 .....   Aaa/AAA       4,163,720
                                                                                                        -----------
TOTAL MUNICIPAL BONDS (Cost $93,705,049) -- 97.0% .......................................                94,544,723
VARIABLE RATE DEMAND NOTES (Cost $1,900,000) -- 2.0% ....................................                 1,900,000
OTHER ASSETS LESS LIABILITIES -- 1.0% ...................................................                   992,150
                                                                                                        -----------
NET INVESTMENT ASSETS -- 100.0% .........................................................               $97,436,873
                                                                                                        ===========

----------------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Escrowed-to-maturity security.
o Pre-refunded security.
Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

6

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PROXY RESULTS

Stockholders of Seligman Quality Municipal Fund, Inc. voted on the following proposals at the Annual Meeting of Stockholders on May 18, 2000, in Pasadena, California. The description of each proposal and number of shares voted are as follows:

ELECTION OF DIRECTORS:

Election by Holders of Preferred Shares and Common Shares:

                                   FOR              WITHHELD
                              -------------       ------------
   John R. Galvin               4,373,485            67,810
   William C. Morris            4,376,062            65,233
   James. Q. Riordan            4,374,605            66,690
   Robert L. Shafer             4,375,862            65,433

RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR 2000:

                                   FOR               AGAINST          ABSTAIN
                              -------------      --------------    -------------
                                4,396,889            22,611           21,795



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FOR MORE INFORMATION

MANAGER                                 INDEPENDENT AUDITORS            IMPORTANT TELEPHONE NUMBERS
J. & W. Seligman & Co. Incorporated     Deloitte & Touche LLP           (800) 874-1092    Stockholder Services
100 Park Avenue                                                         (212) 682-7600    Outside the United States
New York, NY 10017                      STOCKHOLDER SERVICE AGENT       (800) 622-4597    24-Hour Automated
                                        Seligman Data Corp.                               Telephone Access
GENERAL COUNSEL                         100 Park Avenue                                   Service
Sullivan & Cromwell                     New York, NY10017



                                                                               7

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                      Seligman Quality Municipal Fund, Inc.
                                   MANAGED BY

                                 [Logo Omitted]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                        Investment Managers and Advisors

                                ESTABLISHED 1864

                       100 PARK AVENUE, NEW YORK, NY 10017

                                                                   CESQF3c  7/00